Exhibit 10.3

October 7, 2010

The Greenbrier Companies, Inc.

One Centerpointe Drive, Suite 200

Lake Oswego, OR 97035

Re:	First Amendment to Second Amended and Restated Credit Agreement, dated as of June 30, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

The parties hereto agree that Section 7.03(p) of the Credit Agreement is hereby amended to read as follows:

(p) other Indebtedness, on terms reasonably acceptable to the Administrative Agent, in an aggregate principal amount at any one time outstanding not to exceed $150,000,000; provided that if such Indebtedness is secured, the aggregate principal amount of such secured Indebtedness shall not exceed $5,000,000 at any time outstanding and the Liens securing such Indebtedness are permitted by Section 7.01(y);

This letter agreement is a Loan Document. All references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.

Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

This letter agreement shall become effective upon the execution hereof by the Loan Parties, the Required Lenders and the Administrative Agent.

This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or pdf shall be effective as an original.

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This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Sincerely,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Tiffany Shin
Name:	Tiffany Shin
Title:	Assistant Vice President

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:	THE GREENBRIER COMPANIES, INC.,
an Oregon corporation

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Vice President-Corporate Finance & Treasurer
SUBSIDIARY
GUARANTORS:	GUNDERSON LLC,
an Oregon limited liability company

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Class B Manager

	By:	/s/ James W. Cruckshank
	Name:	James W. Cruckshank
	Title:	Class B Manager

GREENBRIER LEASING COMPANY, LLC,
an Oregon limited liability company

	By:	/s/ Lorie L. Leeson
	Name:	Lorie L. Leeson
	Title:	Vice President

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT

GREENBRIER RAILCAR LLC,
an Oregon limited liability company

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

GUNDERSON RAIL SERVICES LLC,
an Oregon limited liability company

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

GUNDERSON MARINE LLC,
an Oregon limited liability company

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT

GREENBRIER-CONCARRIL, LLC, a Delaware limited liability company

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Class B Manager

By:	/s/ James W. Cruckshank
Name:	James W. Cruckshank
Title:	Class B Manager

GREENBRIER LEASING LIMITED PARTNER, LLC, a Delaware limited liability company

By:	Greenbrier Leasing Company LLC
Its:	Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Vice President

GREENBRIER MANAGEMENT SERVICES, LLC, a Delaware limited liability company

By:	Greenbrier Leasing Company LLC
Its:	Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Vice President

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT

BRANDON RAILROAD LLC,
an Oregon limited liability company

By:	Greenbrier Rail Services LLC
Its:	Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

MERIDIAN RAIL HOLDINGS CORP., an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

MERIDIAN RAIL ACQUISITION CORP., an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT

MERIDIAN RAIL MEXICO CITY CORP. an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

GREENBRIER LEASING, L.P., a Delaware limited partnership

By:	Greenbrier Management Services, LLC
Its:	General Partner

By:	Greenbrier Leasing Company LLC
Its:	Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Vice President

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT

GUNDERSON SPECIALTY PRODUCTS, LLC,
a Delaware limited liability company

By:	Gunderson LLC
Sole Member

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Class B Manager

By:	/s/ James W. Cruckshank
Name:	James W. Cruckshank
Title:	Class B Manager

GREENBRIER RAILCAR LEASING, INC. a Washington corporation

By:	/s/ Mark J. Rittenbaum
Name:	Mark J. Rittenbaum
Title:	Executive Vice President

AUTOSTACK COMPANY LLC, an Oregon corporation

By:	/s/ Lorie L. Leeson
Name:	Lorie L. Leeson
Title:	Treasurer

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A., as a Lender and as L/C Issuer and Swing Line Lender

	By:	/s/ Chris Swindell
	Name:	Chris Swindell
	Title:	SVP

UNION BANK, N.A., as a Lender

	By:	/s/ Stephen Sloan
	Name:	Stephen Sloan
	Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

UMPQUA BANK, as a Lender

	By:	/s/ Jeffrey Seiler
	Name:	Jeffrey Seiler
	Title:	Vice President

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Rick Canonico
Name:	Rick Canonico
Title:	Authorized Signatory

BANK OF THE WEST, as a Lender

By:	/s/ Brett German
Name:	Brett German
Title:	Vice President

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT

COLUMBIA BANK, as a Lender

By:	/s/ Bill Barclay
Name:	Bill Barclay
Title:	SVP

THE GREENBRIER COMPANIES, INC.

FIRST AMENDMENT